                                                                   Exhibit 10.61

                             MEADE INSTRUMENTS CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

             As Amended and Restated Effective as of January 1, 1999

                                                                   Exhibit 10.61

                                TABLE OF CONTENTS

SECTION                                                             PAGE
-------                                                             ----
 1.  Nature of the Plan...........................................    1
 2.  Definitions..................................................    2
 3.  Eligibility and Participation................................    7
 4.  Employer Contributions.......................................    9
 5.  Investment of Trust Assets...................................   11
 6.  Allocations to Participants' Accounts........................   14
 7.  Allocation Limitations.......................................   18
 8.  Voting Company Stock.........................................   21
 9.  Vesting and Forfeitures......................................   21
10.  Credited Service and Break in Service........................   22
11.  When Capital Accumulation Will Be Distributed................   24
12.  Diversification Election and In-Service Distributions. ......   26
13.  How Capital Accumulation Will Be Distributed.................   28
14.  Rights, Options and Restrictions on Company Stock............   30
15.  No Assignment of Benefits....................................   31
16.  Administration...............................................   31
17.  Claims Procedure.............................................   35
18.  Limitation on Participants' Rights...........................   36
19.  Future of the Plan...........................................   37
20.  "Top-Heavy" Contingency Provisions...........................   38
21.  Governing Law................................................   39
22.  Execution....................................................   39

                                                                   Exhibit 10.61

                             MEADE INSTRUMENTS CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

Section 1. Nature of the Plan.

      The purpose of this Plan is to enable participating Employees to share in the growth and prosperity of Meade Instruments Corp. (the "Company") and to provide Participants with an opportunity to accumulate capital for their future economic security. The Plan is intended to do this without any deductions from Participants' paychecks and without requiring them to invest their personal savings. The primary purpose of the Plan is to enable Participants to acquire stock ownership interests in the Company. Therefore, the Trust established under the Plan is designed to invest primarily in Company Stock.

      The Plan is also designed to be available as a technique of corporate finance to the Company. Accordingly, it may be used to accomplish the following objectives:

            (a) To meet general financing requirements of the Company, including capital growth and transfers in the ownership of Company Stock;

            (b) To provide Participants with beneficial ownership of Company Stock substantially in proportion to their relative Compensation, without requiring any cash outlay, any reduction in pay or other personal investment on the part of Participants; and

            (c) To receive loans (or other extensions of credit) to finance the acquisition of Company Stock, with such loans to be repaid by Employer Contributions to the Trust and dividends received on such Company Stock.

                                                                   Exhibit 10.61

      The Plan , originally adopted effective as of March 1, 1996, is hereby amended and restated effective as of January 1, 1999. The Plan is a stock bonus plan under Section 401(a) of the Internal Revenue Code (the "Code") and an employee stock ownership plan under Section 4975(e)(7) of the Code.

      In order to satisfy applicable requirements of the Code, as amended by the Small Business Job Protection Act of 1996, the second sentence of the second paragraph of Section 4(b) is amended effective as of January 1, 1997. All Trust Assets held under the Plan will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and the related Trust Agreement. The Plan is administered by an Administrative Committee for the exclusive benefit of Participants (and their Beneficiaries).

Section 2. Definitions.

      In this Plan, whenever the context so indicates, the singular or plural number and the masculine, feminine or neuter gender shall be deemed to include the other, the terms "he," "his" and "him" shall refer to a Participant, and the capitalized terms shall have the following meanings:

      Account ..............  One of two accounts maintained to record the interest of a Participant under the Plan. See
                              Section 6.

      Acquisition Loan .....  A loan (or other extension of credit) used by the
                              Trust to finance the acquisition of Company Stock, which loan may constitute an extension of credit to the Trust from a party in interest (as defined in ERISA). See Section 5(b).

                                                                   Exhibit 10.61

Affiliate ..................  Any corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Company is also a member or any trade or business (whether or not incorporated) which is under common control with the Company (within the meaning of Section 414(c) of the Code).

Allocation Date ............  The December 31st of each year (the last day of each Plan Year).

Approved Absence ...........  A leave of absence from work granted to an
                              Employee by the Company under its established leave policy, including unpaid leave under the Family and Medical Leave Act of 1993. See Section 3(c).

Beneficiary ................  The person (or persons) entitled to receive any benefit under the Plan in the event of a Participant's death. See Section 13(c).

Board of Directors .........  The Board of Directors of the Company.

Break in Service ...........  A period of time commencing with the date on which an Employee's Service terminates and ending on the date he resumes service. See Section 10(b).

Capital Accumulation .......  A Participant's vested, nonforfeitable interest in his Accounts under the Plan. Each Participant's Capital Accumulation shall be determined in accordance with the provisions of Section 9 and distributed as provided in Sections 11, 12 and 13.

Code .......................  The Internal Revenue Code of 1986, as amended.

Committee ..................  The Administrative Committee appointed by the
                              Board of Directors to administer the Plan. See
                              Section 16.

Company.....................  Meade Instruments Corp., a Delaware corporation.

                                                                   Exhibit 10.61

Company Stock ..............  Shares of Common Stock issued by the Company, which stock is readily tradable on an established securities market and constitutes "employer securities" under Section 409(l)(1) of the Code.

Company Stock Account .....   The Account which reflects each Participant's
                              interest in Company Stock held under the Plan. See
                              Section 6.

Compensation ...............  The total wages and other compensation paid to an
                              Employee by the Company during each Plan Year, as reported on the Employee's Tax and Wage Statement (Form W-2), including any Elective Deferrals made on his behalf to the 401(k) Plan and any amounts withheld pursuant to the Company's Cafeteria Plan (under Section 125 of the Code), but excluding any amount in excess of $160,000 (as adjusted after 1999 for increases in the cost of living pursuant to Section 401(a)(17) of the Code).

Credited Service ...........  The elapsed period of an Employee's Service, including Service prior to March 1, 1996. See
                              Section 10.

Disability .................  A physical or mental impairment which constitutes a total and permanent disability entitling the Participant to disability benefits under the Social Security Act.

Discretionary
Contributions ..............  Employer Contributions made in amounts determined by the Board of Directors. See Section 4(a).

Elective Deferrals .........  Contributions made to the 401(k) Plan at the election of an Employee.

Employee ...................  Any individual who is treated as a common-law employee by the Company; provided, however, that an independent contractor (or other

                                                                   Exhibit 10.61

                              individual) who is reclassified as a common law employee on a retroactive basis shall not be treated as having been an Employee for purposes of the Plan for any period prior to the date that he is so reclassified. A leased employee, as described in Section 414(n) of the Code, is not an Employee for purposes of this Plan.

Employer Contributions .....  Payments made to the Trust by the Company. See
                              Section 4.

ERISA ......................  The Employee Retirement Income Security Act of
                              1974, as amended.

Fair Market Value ..........  The fair market value of Company Stock, as determined for all purposes under the Plan by reference to prevailing market prices.

Financed Shares ............  Shares of Company Stock acquired by the Trust with the proceeds of an Acquisition Loan.

Forfeiture .................  A Participant's Accounts which are not vested and which are forfeited under Section 9(b) following his termination of Service.

401(k) Plan ................  The Meade Instruments Corporation 401(k) Plan, a
                              profit sharing plan qualified under Section 401(a) of the Code that includes a "cash or deferred arrangement" under Section 401(k) of the Code.

                                                                   Exhibit 10.61

Highly Compensated
Employee ...................  An Employee who (1) was a 5% owner at any time during the Plan Year or the preceding Plan Year, or (2) had Compensation in excess of $80,000 in the preceding Plan Year and, if so elected by the Company, was in the top-paid 20% group of Employees for such preceding Plan Year; provided, however, that is such "top-paid group" election is made by the Company for any Plan Year, the "top-paid group" election must also be applied to all employee benefit plans maintained by the Company or an Affiliate. The $80,000 amount shall be adjusted after 1999 for increases in the cost of living pursuant to Section 414(q)(1) of the Code.

Hour of Service ............  Each hour of Service for which an Employee is credited under the Plan, as described in Section 3(d).

Matching Contributions .....  Employer Contributions made in amounts related to
                              Participants' Elective Deferrals. See Section
                              4(b).

Other Investments
Account ....................  The Account which reflects each Participant's interest under the Plan attributable to any Trust Assets other than Company Stock. See Section 6.

Participant ................  Any Employee or former Employee who has met the applicable eligibility requirements of Section 3(a) and who has not yet received a complete distribution of his Capital Accumulation.

Plan .......................  The Meade Instruments Corp. Employee Stock
                              Ownership Plan, which includes this Plan and the related Trust Agreement.

Plan Year ..................  The 12-month period ending on each Allocation Date
                              (and coinciding with each calendar year),

                                                                   Exhibit 10.61

                              which period shall also be the "limitation year" for purposes of Section 415 of the Code.

Retirement .................  Termination of Service on or after attaining age
                              60.

Service ....................  Employment with the Company or with any Affiliate;
                              provided, however, that periods of employment with an employer during which the employer was not an Affiliate shall not be included as Service.

Trust ......................  The Meade Instruments Corp. Employee Stock
                              Ownership Trust, which is governed by the Trust Agreement entered into between the Company and the Trustee.

Trust Agreement ............  The Agreement between the Company and the Trustee which specifies the duties of the Trustee.

Trust Assets ...............  The Company Stock and any other assets held in the
                              Trust for the benefit of Participants. See Section 5.

Trustee ....................  The Trustee (and any successor Trustee) appointed by the Board of Directors to hold the Trust
                              Assets.

                                                                   Exhibit 10.61

Section 3. Eligibility and Participation.

      (a) Each Employee who was not already a Participant in the Plan on December 31, 1998, shall become a Participant in the Plan on the June 30th or December 31st coinciding with or next following the date on which he has attained age 21 and completed at least six months of Service in which he is credited with at least 500 Hours of Service. The eligibility computation period for determining six months of Service under this Section 3(a) shall initially be the period of six-consecutive months beginning on the Employee's initial date of Service, then the six-consecutive month period beginning on the semi-anniversary of his initial date of Service, and thereafter shall be each six-consecutive month period beginning on the January 1st and July 1st after the anniversary of his initial date of Service.

      In the event that the terms of Service of any Employee are covered by a collective bargaining agreement, the Employee shall not be eligible to participate in the Plan unless the terms of such agreement specifically provide for participation in this Plan.

      (b) A Participant is entitled to share in the allocations of Employer Contributions and Forfeitures under Section 6(a) and (b) for each Plan Year in which he is credited with at least 1000 Hours of Service and is an Employee (or on Approved Absence) on the Allocation Date. A Participant is also entitled to share in the allocations of Employer Contributions and Forfeitures for the Plan Year of his Retirement, Disability or death.

      (c) A former Participant who is reemployed by the Company shall become a Participant as of the date of his reemployment. An Employee who is on an Approved Absence shall not become a Participant until the end of his Approved Absence, but a

                                                                   Exhibit 10.61

Participant who is on an Approved Absence shall continue as a Participant during the period of his Approved Absence. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

      (d) Hours of Service - For purposes of determining the Hours of Service to be credited to an Employee under the Plan, the following rules shall be applied:

            (1) Hours of Service shall include each hour of Service for which an Employee is paid (or entitled to payment) for the performance of duties; each hour of Service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or paid leave of absence; and each additional hour of Service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does not perform any duties.

            (2) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs (b) and (c) of Section 2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification.

            (3) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.

            (4) Each Employee for whom the Company does not maintain records of actual Hours of Service shall be credited with 45 Hours of Service for each weekly payroll period in which he completes at least one Hour of Service.

                                                                   Exhibit 10.61

Section 4. Employer Contributions.

      (a) Discretionary Contributions - Discretionary Contributions shall be paid to the Trustee in such amounts (or under such formula) as may be determined by the Board of Directors.

      (b) Matching Contributions - Matching Contributions shall be paid by the Company to the Trustee for each Participant who is entitled to share in the allocation of Matching Contributions under Section 3(b) for each Plan Year in an amount equal to 100% of the Elective Deferrals made to the 401(k) Plan on his behalf for the Plan Year, but only to the extent such Elective Deferrals do not exceed 4% of his Compensation. The allocations of Financed Shares made as a result of Matching Contributions shall be based upon the purchase price paid by the Trustee to acquire such Company Stock.

      Matching Contributions for Highly Compensated Employees shall be limited for any Plan Year to the extent necessary to satisfy one of the contribution percentage requirements described in Section 401(m)(2) of the Code and Section 1.401(m)-1(b) of the regulations thereunder, as computed separately (if necessary) for the Plan and the 401(k) Plan. For the 1997 and 1998 Plan Years, such contribution percentage requirements shall be satisfied based upon the "current Plan Year testing method," as described in Internal Revenue Notice 98-1. For Plan Years beginning on or after January 1, 1999, such contribution percentage requirements shall be satisfied based upon the "prior Plan Year testing method," as described in Internal Revenue Notice 98-1. Any reduction under this Section 4(b) that is necessary to satisfy one of the contribution percentage requirements shall be made with respect to amounts

                                                                   Exhibit 10.61

that are determined to be "excess aggregate contributions" (within the meaning of Section 1.401(m)-1(f)(8) of the regulations). Such excess aggregate contributions are determined by reducing the Matching Contributions made on behalf of Highly Compensated Employees in order of the actual contribution percentage beginning with the highest of such percentages. The actual contribution percentage of the Highly Compensated Employee with the highest such percentage shall be reduced until it equals that of the Highly Compensated Employee with the next highest percentage. This process shall be repeated until one of the above tests is passed. Matching Contributions shall not be payable with respect to any Elective Deferrals under the 401(k) Plan which are distributed to Participants pursuant to the provisions of the 401(k) Plan in order to satisfy Sections 401(k)(3)(A)(ii) or 402(g) of the Code.

      (c) Payment of Employer Contributions - Employer Contributions shall be paid to the Trustee not later than the due date (including extensions) for filing the Company's Federal income tax return for the applicable taxable year of the Company. Employer Contributions may be paid in cash and/or in shares of Company Stock, as determined by the Board of Directors; provided, however, that the Board of Directors may determine that Employer Contributions made for the purpose of enabling the Trustee to make Acquisition Loan payments may be paid as provided in Section 5(c) with written notice to the Committee and the Trustee. Employer Contributions paid in shares of Company Stock shall be valued based upon Fair Market Value on the date the shares are issued to the Trustee.

      (d) Additional Provisions - Employer Contributions shall not be made in amounts which can be allocated to no Participant's Accounts by reason of the allocation limitations described in Section 7(a) or in amounts which are not deductible under Section 404(a) of the

                                                                   Exhibit 10.61

Code. Any Employer Contributions which are not deductible under Section 404(a) of the Code may be returned to the Company by the Trustee (upon the direction of the Company) within one year after the deduction is disallowed or after it is determined that the deduction is not available. In the event that Employer Contributions are paid to the Trust by reason of a mistake of fact, such Employer Contributions may be returned to the Company by the Trustee (upon the direction of the Company) within one year after the payment to the Trust.

      (e) No Participant Contributions - No Participant shall be required or permitted to make contributions to the Trust.

Section 5. Investment of Trust Assets.

      (a) In General - Trust Assets will be invested by the Trustee primarily (or exclusively) in Company Stock in accordance with directions from the Committee, except as otherwise provided in Section 5(d). Employer Contributions (and other Trust Assets) may be used to acquire shares of Company Stock from any Company shareholder or from the Company. All purchases of Company Stock by the Trustee shall be made only as directed by the Committee and only at prices which do not exceed Fair Market Value as of the date of the purchase. The Committee may direct the Trustee to invest and hold up to 100% of the Trust Assets in Company Stock. Pending the investment of Trust Assets in Company Stock, the Trustee may also invest Trust Assets in such other prudent investments as the Committee deems to be desirable for the Trust, or Trust Assets may be held temporarily in cash.

      (b) Acquisition Loans - With the approval of the Board of Directors, the Committee may direct the Trustee to incur Acquisition Loans from time to time to finance the

                                                                   Exhibit 10.61

acquisition of Company Stock ("Financed Shares") or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Company Stock shall be treated as an Acquisition Loan, and all indebtedness incurred to acquire Company Stock in a single transaction shall be treated as one Acquisition Loan for purposes of the Plan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. An Acquisition Loan may be secured by a pledge of the Financed Shares so acquired (or acquired with the proceeds of a prior Acquisition Loan which is being refinanced). No other Trust Assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Trust Assets except as provided in Section 54.4975-7(b)(5) of the Regulations under the Code. Any pledge of Financed Shares must provide for the release of the shares so pledged as payments on the Acquisition Loan are made by the Trustee and such Financed Shares are allocated to Participants' Company Stock Accounts under Section 6(c). If the lender is a party in interest (as defined in ERISA), the Acquisition Loan must provide for a transfer of Trust Assets to the lender on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Acquisition Loan.

      (c) Acquisition Loan Payments - Payments of principal and/or interest on any Acquisition Loan shall be made by the Trustee (as directed by the Committee) only from Employer Contributions paid to enable the Trust to repay such Acquisition Loan, from earnings attributable to such Employer Contributions and from any cash dividends received by the Trust on the Financed Shares (whether allocated or unallocated) purchased with the proceeds of such Acquisition Loan; and the payments made with respect to an Acquisition

                                                                   Exhibit 10.61

Loan for a Plan Year must not exceed the sum of such Employer Contributions, earnings and dividends for that Plan Year (and prior Plan Years), less the amount of such payments for prior Plan Years. If the Company is the lender with respect to an Acquisition Loan, Employer Contributions may be paid in the form of cancellation of indebtedness under the Acquisition Loan. If the Company is not the lender with respect to an Acquisition Loan, payments on the Acquisition Loan may be made by the Company directly to the lender, with such payments treated as Employer Contributions.

      (d) Sales of Company Stock - The Committee may direct the Trustee to sell shares of Company Stock to any person (including the Company); provided that any such sale shall be effected by the Trustee at a price not less than Fair Market Value on the sale date. Notwithstanding the provisions of Section 5(c), the Committee may direct the Trustee to apply the proceeds from the sale of unallocated Financed Shares to repay the Acquisition Loan (incurred to finance the purchase of such Financed Shares) in the event of a merger, consolidation or sale of all or substantially all of the assets of the Company, or the sale of all or substantially all of the stock of the Company or the termination of the Plan or if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code. Any sale of Company Stock under this Section 5(d) must comply with the fiduciary duties applicable under Section 404(a)(1) of ERISA and with the primary benefit rule of Section 408(b)(3)(A) of ERISA and Section 4975(d)(3)(A) of the Code, if applicable.

                                                                   Exhibit 10.61

Section 6. Allocations to Participants' Accounts.

      A Company Stock Account and an Other Investments Account shall be maintained to reflect the interest of each Participant under the Plan.

      Company Stock Account - The Company Stock Account maintained for each Participant will be credited annually with his allocable share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust as a Discretionary Contribution or Matching Contribution, with any Forfeitures from Company Stock Accounts and with any stock dividends on Company Stock allocated to his Company Stock Account.

      Other Investments Account - The Other Investments Account maintained for each Participant will be credited annually with his allocable share of Discretionary Contributions and Matching Contributions that are not in the form of Company Stock, with any Forfeitures from Other Investments Accounts, with any cash dividends on Company Stock allocated to his Company Stock Account (other than currently distributed dividends) and any net income (or loss) of the Trust. Such Account will be debited for the Participant's share of any cash payments made by the Trustee for the acquisition of Company Stock or for the payment of any principal and/or interest on an Acquisition Loan.

      The allocations to Participants' Accounts for each Plan Year will be made as follows:

      (a) Discretionary Contributions and Forfeitures - Discretionary Contributions under Section 4(a) and Forfeitures under Section 9(b) for each Plan Year will be allocated as of the Allocation Date among the Accounts of Participants so entitled under Section 3(b) in

                                                                   Exhibit 10.61

the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants, subject to the allocation limitations described in Section 7.

      (b) Matching Contributions - Matching Contributions for each Plan Year will be allocated as of the Allocation Date to the Accounts of the Participants in accordance with the rules outlined in Section 4(b).

      (c) Financed Shares - Any Financed Shares acquired by the Trust shall initially be credited to a "Loan Suspense Account" and will be allocated to Company Stock Accounts of Participants only as payments on the Acquisition Loan are made by the Trustee. The number of Financed Shares to be released from the Loan Suspense Account for allocation to Participants' Company Stock Accounts shall be determined by the Committee as follows:

            (1) Principal/Interest Method - The number of Financed Shares held in the Loan Suspense Account immediately before the current release shall be multiplied by a fraction. The numerator of the fraction shall be the current payments of principal and/or interest on the Acquisition Loan. The denominator of the fraction shall be the sum of the numerator plus the total payments of principal and interest on that Acquisition Loan projected to be paid in the future years. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of the current release date.

            (2) Principal Only Method - The Committee may elect (as to each Acquisition Loan) or the provisions of the Acquisition Loan may provide for the release of Financed Shares from the Loan Suspense Account based solely on the ratio that the current payments of principal bear to the total principal amount of the Acquisition Loan. This method may be used only to the extent that: (A) the Acquisition Loan provides for annual payments

                                                                   Exhibit 10.61

of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; (B) interest included in any payment on the Acquisition Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and (C) the entire duration of the Acquisition Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the Acquisition Loan.

            (3) Allocation of Released Shares - When Trust Assets are applied to make payments on an Acquisition Loan, the Financed Shares released from the Loan Suspense Account in accordance with the provisions of this Section 6(c) shall be allocated among Company Stock Accounts of Participants in the manner determined by the Committee based upon the source of funds (Discretionary Contributions, Matching Contributions, earnings attributable to such Employer Contributions and cash dividends on Financed Shares) used to make the payments on the Acquisition Loan. If cash dividends on Financed Shares allocated to a Participant's Company Stock Account are used to make payments on an Acquisition Loan, Financed Shares (representing that portion of such payments and whose Fair Market Value is at least equal to the amount of such dividends) released from the Loan Suspense Account shall be allocated to that Participant's Company Stock Account.

      (d) Net Income (or Loss) of the Trust - The net income (or loss) of the Trust for each Plan Year will be determined as of the Allocation Date. Prior to the allocation of Employer Contributions and Forfeitures for the Plan Year, each Participant's share of any net income (or loss) will be allocated to his Other Investments Account in the ratio that the total balances of both his Accounts on the preceding Allocation Date (reduced by any distribution

                                                                   Exhibit 10.61

of Capital Accumulation from such Account during the Plan Year) bears to the sum of such Account balances for all Participants as of that date. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust Assets (other than Company Stock), interest income, dividends and other income and gains (or losses) attributable to Trust Assets (other than any dividends on allocated Company Stock) since the preceding Allocation Date, reduced by any expenses charged to the Trust Assets for that Plan Year. The determination of the net income (or loss) of the Trust shall not take into account any interest paid by the Trust under an Acquisition Loan.

      (e) Dividends on Company Stock - Any cash dividends received on shares of Company Stock allocated to Participants' Company Stock Accounts will be allocated to the respective Other Investments Accounts of such Participants. Any cash dividends received on unallocated shares of Company Stock (including any Financed Shares credited to the Loan Suspense Account) shall be included in the computation of the net income (or loss) of the Trust. Any stock dividends received on Company Stock shall be credited to the Accounts (including the Loan Suspense Account) to which such Company Stock was allocated.

      (f) Accounting for Allocations - The Committee shall establish accounting procedures for the purpose of making the allocations to Participants' Accounts provided for in this Section 6. The Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to each Participant's Company Stock Account. The Committee shall also keep separate records of Financed Shares and of Employer Contributions (and any earnings thereon) made for the purpose of enabling the Trust to repay any Acquisition Loan. From time to time, the Committee may modify the accounting procedures for the purposes of

                                                                   Exhibit 10.61

achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Section 6 and the requirements of the Code and ERISA.

Section 7. Allocation Limitations.

      (a) Limitations on Annual Additions - The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

            (1)   25% of his Compensation; or

            (2) $30,000, as adjusted for increases in the cost of living pursuant to Section 415(d)(1)(C) of the Code.

For this purpose, "Annual Additions" shall be the total of the Employer Contributions and Forfeitures (including any income attributable to Forfeitures) allocated to the Accounts of a Participant for the Plan Year, except as provided in Section 7(b), plus any contributions (including Elective Deferrals) or forfeitures allocated to his accounts under the 401(k) Plan for the Plan Year. In determining such Annual Additions, Forfeitures of Company Stock shall be included at Fair Market Value as of the Allocation Date and Employer Contributions in the form of Company Stock shall be included at Fair Market Value as of the date such shares are issued to the Trust.

      If the aggregate amount that would be allocated to the Accounts of a Participant in the absence of these limitations would exceed the amount set forth in these limitations, the allocation of Discretionary Contributions and Forfeitures under this Plan shall be reduced

                                                                   Exhibit 10.61

prior to reducing the allocations to his accounts under the 401(k) Plan. Any Forfeitures which can be allocated to no Participant's Accounts by reason of these limitations shall be credited to a "Forfeiture Suspense Account" and allocated as Forfeitures under Section 6(a) for the next succeeding Plan Year (prior to the allocation of Employer Contributions for such succeeding Plan
Year).

      (b) Special Acquisition Loan Rules - Any Employer Contributions which are used by the Trust (not later than the due date, including extensions, for filing the Company's Federal income tax return for the applicable taxable year) to pay interest on an Acquisition Loan, and any Financed Shares which are allocated as Forfeitures, shall not be included as Annual Additions under Section 7(a); provided, however, that the provisions of this paragraph shall be applicable only if not more than one-third of any Employer Contributions applied to pay principal and/or interest on an Acquisition Loan are allocated to Participants who are Highly Compensated Employees; and the Committee shall reallocate such Employer Contributions to the extent it deems it to be appropriate to satisfy this special rule.

      The Annual Additions under Section 7(a) with respect to Financed Shares released from the Loan Suspense Account (by reason of Employer Contributions used for payments on an Acquisition Loan) and allocated to Participants' Company Stock Accounts shall be the lesser of (A) the amount of such Employer Contributions (as determined after application of the preceding paragraph); or
(B) the Fair Market Value of Company Stock. Annual Additions shall not include any allocation attributable to any proceeds from the sale of Financed Shares by the Trust or to appreciation (realized or unrealized) in the Fair Market Value of Company Stock.

                                                                   Exhibit 10.61

      (c) Limitation on Electing Shareholder - If a Company shareholder sold Company Stock to the Trust in the transaction described in Section 5(c) and elected (with the consent of the Company) nonrecognition of gain under Section 1042 of the Code, no portion of the Company Stock purchased in that transaction (or any dividends or other income attributable thereto) may be allocated prior to the later of the tenth anniversary of the purchase or the Plan Year following the Plan Year for which shares are released from the Loan Suspense Account as a result of the final payment on the Acquisition Loan incurred in connection with such purchase to the Accounts of:

            (1) any Participant who has made an election under Section 1042 of the Code; or

            (2) the selling shareholder's spouse, brothers or sisters (whether by the whole or half blood), ancestors or lineal descendants (except as to certain lineal descendants, to the extent provided in Section 409(n)(3)(A) of the Code), or any other person who bears a relationship to him that is described in
                  Section 267(b) of the Code.

      In addition, no portion of the Company Stock purchased by the Trust in the 1996 transaction (or any dividends or other income attributable thereto) may thereafter be allocated to the Accounts of any Participant owning (as determined under Section 318(a) of the Code, without regard to Section 318(a)(2)(B)(i) of the Code), during the entire one-year period preceding the purchase or on any Allocation Date, more than 25% of any class of outstanding Company Stock or of the total value of any class of outstanding Company Stock.

      To the extent that a Participant is subject to the allocation limitation described in this Section 7(c) for an Plan Year, he shall not share in the allocation of Employer Contributions and Forfeitures.

                                                                   Exhibit 10.61

Section 8. Voting Company Stock.

      Each Participant (or Beneficiary) will be entitled to give directions to the Trustee as to the voting of shares of Company Stock allocated to his Company Stock Account on all matters presented for a vote of stockholders. Each Participant (or Beneficiary) having shares allocated to his Company Stock Account as of the record date for voting at a stockholder meeting shall be provided with the proxy statement and other materials provided to Company stockholders in connection with such meeting, together with a form upon which confidential voting directions may be given to the Trustee. The Trustee shall not disclose the voting directions of any individual Participant (or Beneficiary) to the Committee or the Company. Any allocated Company Stock with respect to which voting directions are not received from Participants (or Beneficiaries) and any shares of Company Stock which are not then allocated to Participants' Company Stock Accounts shall be voted by the Trustee in the manner directed by the Committee.

Section 9. Vesting and Forfeitures.

      (a) Vesting - A Participant's interest in his Accounts shall become 100% vested and nonforfeitable if he (1) is employed by the Company or an Affiliate on or after his 60th birthday, (2) incurs a Disability while employed by the Company or an Affiliate, (3) dies while employed by the Company or an Affiliate, or (4) completes at least three years of Credited Service.

                                                                   Exhibit 10.61

      (b) Forfeitures - If a Participant who is not vested terminates Service, he will be deemed to have received a distribution of his Capital Accumulation on the date his Service terminated, and his entire Account balances shall be forfeited as of that date. All Forfeitures will be reallocated to the Accounts of remaining Participants, as provided in Section 6(a), as of the Allocation Date coinciding with or next following the date on which the Forfeiture occurs.

      (c) Restoration of Forfeited Amounts - In the event that a non-vested former Participant is reemployed prior to the occurrence of a five-year Break in Service, his Account balances (attributable to the prior period of Service) that were forfeited under Section 9(b) shall be restored as if there had been no Forfeiture. Such restoration shall be made out of Forfeitures occurring in the Plan Year of his reemployment (prior to the allocation of Forfeitures under Section 6(a)). To the extent that such Forfeitures are not sufficient, the Company shall make a special contribution to restore the Participant's Accounts. Any amount so restored to a Participant shall not constitute an Annual Addition under Section 7(a).

Section 10. Credited Service and Break in Service.

      (a) Credited Service - An Employee's Credited Service shall include each period of his Service computed (in full years and days) from the date he is first credited with an Hour of Service (including Service prior to March 1, 1996) until the date on which his Service terminates. A Break in Service that does not exceed one year shall be included in an Employee's Credited Service. Credited Service shall also include periods of Service with an Affiliate.

                                                                   Exhibit 10.61

      (b) Break in Service - A one-year Break in Service shall occur one year after the date of an Employee's termination of Service. A five-consecutive-year Break in Service shall occur five years after the date of an Employee's termination of Service (if he has not been reemployed). For purposes of determining the period of an Employee's Break in Service, the period of a maternity/paternity absence, described in Section 411(a)(6)(E)(i) of the Code, or any unpaid leave covered under the Family and Medical Leave Act of 1993, not exceeding one year shall not be treated as a Break in Service. For purposes of this Section 10(b), a "maturity/paternity absence" means an Employee's absence
(A) by reason of the (i) pregnancy of an Employee, (ii) birth of a child of an Employee or (iii) placement of a child with an Employee in connection with the adoption of such child by such Employee, or (B) for purposes of caring for a child described in clause (A) for a period immediately following such birth or placement.

      (c) Reemployment - If a former Employee is reemployed after a five-consecutive-year Break in Service and had not attained a vested interest under the Plan, Service prior to the Break in Service shall not be included in determining his Credited Service. If a Participant is reemployed after a one-year Break in Service but prior to the occurrence of a five-consecutive-year Break in Service, his Credited Service shall not include Service prior to the one-year Break in Service until he completes one year of Credited Service following reemployment.

                                                                   Exhibit 10.61

Section 11. When Capital Accumulation Will Be Distributed.

      (a) Except as otherwise provided in Sections 11(c) and 12, a Participant's Capital Accumulation will be distributed following his termination of Service, but only at the time and in the manner determined by the Committee. The Committee shall establish a written benefit distribution policy (which may be modified from time to time) and shall apply such policy to Participants in a nondiscriminatory manner.

      (b) In the event of a Participant's Retirement, Disability or death, distribution of his Capital Accumulation shall commence not later than the Plan Year following the Plan Year in which his Retirement, Disability or death occurs. If a Participant's Service terminates for any other reason, distribution of his Capital Accumulation shall commence not later than the sixth Plan Year following the Plan Year in which his Service terminates (unless he is reemployed by the Company or an Affiliate). Except as otherwise provided in Section 11(c), if a Participant's Capital Accumulation includes Financed Shares, the Committee may elect to defer the distribution of that portion of his Capital Accumulation (attributable to such Financed Shares) until the Plan Year following the Plan Year in which the Acquisition Loan (incurred to acquire such Financed Shares) has been fully repaid. For this purpose, all indebtedness incurred by the Trustee to acquire Company Stock in a single transaction shall be treated as one Acquisition Loan.

      The following alternative modes of distribution may be selected by the Committee (after considering the available liquid assets of the Company and the Trust):

            (1) Distribution of a Participant's Capital Accumulation in a single lump sum; or

                                                                   Exhibit 10.61

            (2) Distribution of a Participant's Capital Accumulation in substantially equal, annual installments over a period not exceeding five years (provided that the period over which installments may be distributed may be extended an additional year (up to an additional five years) for each $145,000 or fraction thereof by which his Capital Accumulation exceeds $735,000 (as adjusted after 1999 for increases in the cost of living pursuant to Section 409(o)(2) of the Code)); or

            (3)   Any combination of the foregoing.

If the value of a Participant's Capital Accumulation at the time a distribution would otherwise commence under this Section 11 exceeds $5,000, no portion of his Capital Accumulation may be distributed to him without his written consent before he attains age 62.

      (c) Distribution of a Participant's Capital Accumulation shall commence not later than 60 days after the end of the Plan Year in which occurs the latest of (1) his 65th birthday, (2) the tenth anniversary of the date he became a Participant, or (3) his termination of Service. The distribution of the Capital Accumulation of any Participant who attains age 70-1/2 in any calendar year and either (i) has terminated Service or (ii) is a "5% owner" of Company Stock (as defined in Section 416(i)(1)(B)(i) of the Code) must commence not later than April 1st of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2. If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date on which a distribution is to commence, or if the Participant cannot be located, distribution of his Capital Accumulation shall commence within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

                                                                   Exhibit 10.61

      (d) If any part of a Participant's Capital Accumulation is retained in the Trust after his Service ends, his Accounts will continue to be treated as described in Section 6. However, except as provided in Section 3(b), such Accounts shall not be credited with any additional Employer Contributions and Forfeitures.

Section 12. Diversification Election and In-Service Distributions.

      (a) Diversification - Effective January 1, 2006, a Participant who has attained age 55 and completed at least ten Years of Participation shall be notified of his right to elect to "diversify" a portion of the balance in his Company Stock Account, as provided in Section 401(a)(28)(B) of the Code. An election to "diversify" must be made on the prescribed form and filed with the Committee within the 90-day period immediately following the last day of a Plan Year in the Election Period. For purposes of this Section 12, "Years of Participation" is the number of Plan Years in which the Participant is entitled to receive an allocation of Employer Contributions or Forfeitures under Section 3(b), and the "Election Period" means the period of six consecutive Plan Years beginning with the Plan Year in which the Participant first becomes eligible to make an election.

      For each of the first five Plan Years in the Election Period, the Participant may elect to "diversify" an amount which does not exceed 25% of the number of shares of Company Stock allocated to his Company Stock Account, less all shares with respect to which an election under this Section 12(a) was previously made. In the case of the sixth Plan Year in the Election Period, the Participant may elect to "diversify" an amount which does not exceed 50% of the number of shares of Company Stock allocated to his Company Stock Account ,

                                                                   Exhibit 10.61

less all shares with respect to which an election under this Section 12(a) was previously made. No "diversification" shall be permitted if the balance in a Participant's Company Stock Account as of the last day of the first Plan Year in the Election Period has a Fair Market Value of $500 or less, unless and until the balance in his Company Stock Account as of a subsequent Plan Year in the Election Period exceeds $500.

      The Committee shall determine whether "diversification" will be effected by permitting the Participant to direct the Trustee to transfer cash representing that portion of his Company Stock Account with respect to which a "diversification" election is made to the 401(k) Plan for his benefit (so long as at least three investment funds (other than Company Stock) are made available under the 401(k) Plan) or by distributing to the Participant shares of Company Stock with respect to which a "diversification" election is made. Any transfer to the 401(k) Plan under this Section 12(a) shall occur no earlier than 30 days after Form 5310-A with respect to such transfer has been filed (if necessary) with the Internal Revenue Service, but not later than the time when a distribution under this Section 12(a) would have been required. Any distribution under this Section 12(a) shall be made within 90 days after the 90-day period in which the election may be made and shall be subject to the provisions of Section 13(c) and (d).

      (b) In-Service Withdrawal - A Participant who has not terminated Service and whose interest in his Accounts is 100% vested and nonforfeitable under
Section 9(a)(4) may request a distribution of up to 50% of the number of shares of Company Stock allocated to his Company Stock Account, less any shares with respect to which elections under Section 12(a) and this Section 12(b) were previously made; provided, however, that if he has not completed

                                                                   Exhibit 10.61

at least five Years of Participation, as defined in Section 12(a), such withdrawal shall be limited to shares which have been allocated to his Company Stock Account for at least three Allocation Dates preceding the Plan Year of the withdrawal. Such a withdrawal may only be made once each Plan Year and shall be available only during annual withdrawal periods specified by the Committee. Any distribution to a Participant under this Section 12(b) shall be subject to the provisions of Section 13 and shall not be eligible for transfer by direct rollover to the 401(k) Plan; provided, however, that the cash proceeds from a Participant's sale of Company Stock withdrawn under this Section 12(b) are eligible to be rolled over to the 401(k) Plan. All withdrawal requests must be made in writing on forms prescribed by the Committee and shall be subject to such administrative rules and procedures as may be established by the Committee.

Section 13. How Capital Accumulation Will Be Distributed.

      (a) The Trustee will make distributions from the Trust only as directed by the Committee. Distribution of a Participant's Capital Accumulation will be made in whole shares of Company Stock, cash or a combination of both, as determined by the Committee; provided, however, that the Committee shall notify the Participant of his right to demand distribution of his Capital Accumulation entirely in whole shares of Company Stock (with only the value of any fractional share paid in cash). Shares of Company Stock distributed by the Trustee shall be readily tradable on an established securities market.

      (b) Distribution of a Participant's Capital Accumulation will be made to the Participant if he is living, and if not, to his Beneficiary. In the event of a Participant's death,

                                                                   Exhibit 10.61

his Beneficiary shall be his surviving spouse, or if none, his estate. A Participant (with the written consent of his spouse, if any, acknowledging the effect of the consent and witnessed by a notary public or Plan representative) may designate a different Beneficiary or Beneficiaries from time to time by filing a written designation with the Committee. A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary within five years after his death, except to the extent that distribution has previously commenced in accordance with Section 11(b)(2).

      (c) The Company shall furnish the recipient of a distribution with the tax consequences explanation required by Section 402(f) of the Code and shall comply with the withholding requirements of Section 3405 of the Code and of any applicable state law with respect to distributions from the Trust. If the Committee so elects for a Plan Year, distributions to Participants may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the regulations under the Code is given; provided that no such distribution to a Participant shall be made unless (1) the Participant is informed that he has the right to a period of at least 30 days after receiving the notice to consider whether or not to consent to a distribution (or a particular distribution option) and (2) the Participant affirmatively elects to receive a distribution after receiving the notice.

      (d) If a distribution of a Participant's Capital Accumulation is neither one of a series of annual installments over a period of ten years (or more) nor the minimum amount required to be distributed pursuant to the second sentence of
Section 11(c) (an "eligible rollover distribution"), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in

                                                                   Exhibit 10.61

Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in
Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code that accepts "eligible rollover distributions." If such an "eligible rollover distribution" is to be made to the Participant's surviving spouse, the Committee shall notify the surviving spouse of his right to elect to have the distribution paid directly to an "eligible retirement plan" that is either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code. Any election under this Section 13(d) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with Section 401(a)(31) of the Code.

Section 14. Rights, Options and Restrictions on Company Stock.

      Shares of Company Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Company may reasonably require in order to assure compliance with applicable Federal and state securities laws, but no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Section 14 shall continue to be applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

                                                                   Exhibit 10.61

Section 15. No Assignment of Benefits.

      A Participant's Capital Accumulation may not be anticipated, assigned (either at law or in equity), alienated or subject to attachment, garnishment, levy, execution or other legal or equitable process, except in accordance with
(i) a "qualified domestic relations order" (as defined in Section 414(p) of the Code); (ii) a federal tax levy or collection by the Internal Revenue Service on a judgment resulting from an unpaid tax assessment; or (iii) a judgment or settlement described in Section 401(a)(13)(C) of the Code. Distributions made to an alternate payee in accordance with a qualified domestic relations order may commence no earlier than the date on which the Participant attains his "earliest retirement age" (as defined in Section 414(p)(4)(B) of the Code).

Section 16. Administration.

      (a) Administrative Committee - The Plan will be administered by an Administrative Committee composed of one or more individuals appointed by the Board of Directors to serve at its pleasure and without compensation. The members of the Committee shall be the named fiduciaries with authority to control and manage the operation and administration of the Plan. Members of the Committee need not be Employees or Participants. Any Committee member may resign by giving notice, in writing, to the Board of Directors.

                                                                   Exhibit 10.61

      (b) Committee Action - Committee action will be by vote of a majority of the members at a meeting or by unanimous written consent without a meeting. A Committee member shall not vote on any question relating specifically to himself.

      The Committee shall choose from its members a Chairman and a Secretary. The Chairman or the Secretary of the Committee shall be authorized to execute any certificate or other written direction on behalf of the Committee. The Secretary shall keep a record of the Committee's proceedings and of all dates, records and documents pertaining to the administration of the Plan.

      (c) Powers and Duties of the Committee - The Committee shall have all powers necessary to enable it to administer the Plan and the Trust Agreement in accordance with their provisions, including without limitation the following:

            (1) resolving all questions relating to the eligibility of Employees to become Participants;

            (2) determining the appropriate allocations to Participants' Accounts pursuant to Section 6;

            (3) determining the amount of benefits payable to a Participant (or Beneficiary), and the time and manner in which such benefits are to be paid;

            (4) authorizing and directing all disbursements of Trust Assets by the Trustee;

            (5) establishing procedures in accordance with Section 414(p) of the Code to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders;

            (6) engaging any administrative, legal, accounting, clerical or other services that it may deem appropriate;

                                                                   Exhibit 10.61

            (7) construing and interpreting the Plan and the Trust Agreement and adopting rules for administration of the Plan that are consistent with the terms of the Plan documents and of ERISA and the Code;

            (8) compiling and maintaining all records it determines to be necessary, appropriate or convenient in connection with the administration of the Plan;

            (9) reviewing the performance of the Trustee with respect to the Trustee's administrative duties, responsibilities and obligations under the Plan and Trust Agreement;

            (10) executing agreements and other documents on behalf of the Plan and Trust.

      The Committee shall be responsible for directing the Trustee as to the investment of Trust Assets. The Committee may delegate to the Trustee the responsibility for investing all or any portion of the Trust Assets. The Committee shall establish a funding policy and method for directing the Trustee to acquire Company Stock (and for otherwise investing the Trust Assets) in a manner that is consistent with the objectives of the Plan and the requirements of ERISA.

      The Committee shall perform its duties under the Plan and the Trust Agreement solely in the interests of the Participants (and their Beneficiaries). Any discretion granted to the Committee under any of the provisions of the Plan or the Trust Agreement shall be exercised only in accordance with rules and policies established by the Committee which shall be applicable on a nondiscriminatory basis. The Committee shall have sole and exclusive discretionary authority to construe, interpret and apply the terms of the Plan. The Committee shall be given the greatest possible deference permitted by law in the exercise of such discretionary authority.

                                                                   Exhibit 10.61

      (d) Expenses - All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Assets. The Company may, however, pay all or any portion of such expenses directly, and payment of expenses by the Company shall not be deemed to be Employer Contributions.

      (e) Information to be Submitted to the Committee - To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters as the Committee may require, and shall maintain such other records as the Committee may determine are necessary or appropriate in order to determine the benefits due or which may become due to Participants (or Beneficiaries) under the Plan.

      (f) Delegation of Fiduciary Responsibility - The Committee from time to time may allocate to one or more of its members and/or may delegate to any other persons or organizations any of its rights, powers, duties and responsibilities with respect to the operation and administration of the Plan that are permitted to be so delegated under ERISA; provided, however, that responsibility for investment of the Trust Assets may not be allocated or delegated except as provided in Section 16(c). Any such allocation or delegation shall be made in writing, shall be reviewed periodically by the Committee and shall be terminable upon such notice as the Committee in its discretion deems reasonable and proper under the circumstances.

      (g) Bonding, Insurance and Indemnity - To the extent required under
Section 412 of ERISA, the Company shall secure fidelity bonding for the fiduciaries of the Plan.

      The Company (in its discretion) or the Trustee (as directed by the Committee) may obtain a policy or policies of insurance for the Committee (and other fiduciaries of the Plan) to

                                                                   Exhibit 10.61

cover liability or loss occurring by reason of the act or omission of a fiduciary. If such insurance is purchased with Trust Assets, the policy must permit recourse by the insurer against the fiduciary in the case of a breach of a fiduciary obligation by such fiduciary. The Company hereby agrees to indemnify each member of the Committee (to the extent permitted by law) against any personal liability or expense resulting from his service on the Committee, except such liability or expense as may result from his own willful misconduct.

      (h) Notices, Statements and Reports - The Company shall be the "Plan Administrator" (as defined in Section 3(16)(A) of ERISA and Section 414(g) of the Code) for purposes of the reporting and disclosure requirements of ERISA and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements. The Committee shall be the designated agent of the Plan for the service of legal process.

Section 17. Claims Procedure.

      A Participant (or Beneficiary) who does not receive a distribution of benefits to which he believes he is entitled may present a claim to the Committee. The claim for benefits must be in writing and addressed to the Committee or to the Company. If the claim for benefits is denied, the Committee shall notify the Participant (or Beneficiary) in writing within 90 days after the Committee initially received the benefit claim, unless special circumstances require an extension of time for processing the claim, in which case such period may be extended for an additional 90 days; provided, that the Committee must provide the Participant (or Beneficiary) with written notice of such extension prior to the expiration of the initial 90-day

                                                                   Exhibit 10.61

period. Any notice of a denial of benefits shall advise the Participant (or Beneficiary) of the basis for the denial, any additional material or information necessary for the Participant (or Beneficiary) to perfect his claim and the steps which the Participant (or Beneficiary) must take to have his claim for benefits reviewed.

      Each Participant (or Beneficiary) whose claim for benefits has been denied may file a written request for a review of his claim by the Committee. The request for review must be filed by the Participant (or Beneficiary) within 60 days after he receives the written notice denying his claim. The decision of the Committee will be made within 60 days after receipt of a request for review and shall be communicated in writing to the claimant. Such written notice shall set forth the basis for the Committee's decision. If there are special circumstances (such as the need to hold a hearing) which require an extension of time for completing the review, the Committee's decision shall be rendered not later than 120 days after receipt of a request for review. Nothing contained in the Plan shall be deemed to give an Employee the right to be retained in the Service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee at any time. All decisions and interpretations of the Committee under this Section 17 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

Section 18. Limitation on Participants' Rights.

      A Participant's Capital Accumulation will be based solely upon his vested interest in his Accounts and will be paid only from the Trust Assets. The Company, the Committee or

                                                                   Exhibit 10.61

the Trustee shall not have any duty or liability to furnish the Trust with any funds, securities or other assets, except as expressly provided in the Plan.

      The adoption and maintenance of the Plan shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained in this Plan shall be deemed to give an Employee the right to be retained in the Service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee at any time.

Section 19. Future of the Plan.

      The Company reserves the right to amend or terminate the Plan (in whole or in part) and the Trust Agreement at any time, by action of the Board of Directors. Neither amendment nor termination of the Plan shall retroactively reduce the vested rights of Participants or permit any part of the Trust Assets to be diverted to or used for any purpose other than for the exclusive benefit of the Participants (and their Beneficiaries).

      The Company specifically reserves the right to amend the Plan and the Trust Agreement retroactively in order to satisfy any applicable requirements of the Code and ERISA.

      If the Plan is terminated (or partially terminated), participation of Participants affected by the termination will end. If Employer Contributions are not replaced by contributions to a comparable plan which satisfies the requirements of Section 401(a) of the Code, the Accounts of all affected Participants shall become nonforfeitable. A complete discontinuance of

                                                                   Exhibit 10.61

Employer Contributions shall be deemed to be a termination of the Plan for this purpose.

      After termination of the Plan, the Trust will be maintained until the Capital Accumulations of all Participants have been distributed. Capital Accumulations may be distributed following termination of the Plan or distributions may be deferred as provided in Section 11, as the Company shall determine. In the event that Company Stock is sold in connection with the termination of the Plan or the amendment of the Plan to become a qualified employee plan that is not a stock bonus plan, all Capital Accumulations may be distributed in cash.

      In the event of the merger or consolidation of this Plan with another plan, or the transfer of Trust Assets (or liabilities) to another plan, the Account balances of each Participant immediately after such merger, consolidation or transfer must be at least as great as immediately before such merger, consolidation or transfer (as if the Plan had then terminated).

Section 20. "Top-Heavy" Contingency Provisions.

      (a) The provisions of this Section 20 are included in the Plan pursuant to
Section 401(a)(10)(B)(ii) of the Code and shall become applicable only if the Plan becomes a "top-heavy plan" under Section 416(g) of the Code for any Plan Year.

      (b) The determination as to whether the Plan becomes "top-heavy" for any Plan Year shall be made as of the Allocation Date of the immediately preceding Plan Year by considering the Plan together with the 401(k) Plan. The Plan shall be "top-heavy" only if the total of the account balances under the Plan and the 401(k) Plan for "key employees" as of the determination date exceeds 60% of the total of the account balances for all Participants. For

                                                                   Exhibit 10.61

such purpose, account balances shall be computed and adjusted pursuant to
Section 416(g) of the Code. "Key employees" shall be certain Participants (who are officers or shareholders of the Company) and Beneficiaries described in
Section 416(i)(1) or (5) of the Code.

      (c) For any Plan Year in which the Plan is "top-heavy," each Participant who is an Employee on the Allocation Date (and who is not a "key employee") shall receive a minimum allocation of Employer Contributions and Forfeitures which is equal to the lesser of:

            (1)   3% of his Compensation; or

            (2) the same percentage of his Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. For this purpose, the allocation to a "key employee" shall include any Elective Deferrals made on his behalf for the Plan Year to the 401(k) Plan.

Section 21. Governing Law.

      The provisions of this Plan and the Trust Agreement shall be construed, administered and enforced in accordance with the laws of the State of California, to the extent such laws are not superseded by ERISA.

Section 22. Execution.

      To record the amendment and restatement of the Plan, the Company has caused it to be executed on this 15th day of April, 1999.

                                                MEADE INSTRUMENTS CORP.

                                                By /s/ Steven G. Murdock
                                                   -----------------------------

                                                                   Exhibit 10.61

                             MEADE INSTRUMENTS CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Amendment No. 1 to Amended and Restated Plan

      WHEREAS, Meade Instruments Corp. (the "Company") maintains the Meade Instruments Corp. Employee Stock Ownership Plan (the "Plan") for the benefit of its eligible Employees;

      WHEREAS, it is desirable to amend the definition of "Compensation" under the Plan; and

      WHEREAS, it is desirable to clarify other provisions of the Plan.

      NOW, THEREFORE, the Plan is hereby amended as follows:

      1. The definition of "Compensation" in Section 2 is restated, effective as of January 1, 2000, to read as follows:

      Compensation......................    The total wages and other
                                            compensation paid to an Employee by
                                            the Company during each Plan Year,
                                            as reported on the Employee's Tax
                                            and Wage Statement (Form W-2),
                                            including any Elective Deferrals
                                            made on his behalf to the 401(k)
                                            Plan and

                                                                   Exhibit 10.61

                                            any amounts withheld pursuant to the
                                            Company's Cafeteria Plan (under
                                            Section 125 of the Code), but
                                            excluding employer contributions to
                                            a plan of deferred compensation,
                                            amounts realized in connection with
                                            stock options, amounts which receive
                                            special tax benefits, and any amount
                                            in excess of $170,000 (as adjusted
                                            after 2001 for increases in the cost
                                            of living pursuant to Section
                                            401(a)(17) of the Code).

      2. The definition of "Employee" in Section 2 is restated, effective as of January 1, 1997, to read as follows:

      Employee .........................    Any individual who is treated as a
                                            common-law employee by the Company;
                                            provided, however, that an
                                            independent contractor (or other
                                            individual) who is reclassified as a
                                            common-law employee on a retroactive
                                            basis shall not be treated as having
                                            been an Employee for purposes of the
                                            Plan for any period prior to the
                                            date that he is so reclassified. A
                                            leased employee is not an Employee
                                            for purposes of this Plan. For this
                                            purpose, a "leased employee," as
                                            described in Section 414(n) of the
                                            Code, is any individual who is not
                                            treated as a common-law employee by
                                            the Company or an Affiliate and who
                                            provides services to the Company or
                                            an Affiliate if (A) such services
                                            are provided pursuant to an
                                            agreement between the Company or an
                                            Affiliate and a leasing
                                            organization, (B) such individual
                                            has performed services for the
                                            Company or an Affiliate on a
                                            substantially full-time basis for a
                                            period of at least one year, and (C)
                                            such services are performed under
                                            the primary direction or control of
                                            the Company or an Affiliate.

      3. The second paragraph of Section 12(a) is restated, effective as of January 1, 1999, to read as follows:

                                                                   Exhibit 10.61

            For each of the first five Plan Years in the Election Period, the Participant may elect to "diversify" an amount which does not exceed 25% of the number of shares of Company Stock allocated to his Company Stock Account (including for this purpose any shares of Company Stock distributed or withdrawn during the Election Period), less all shares with respect to which an election under this Section 12(a) was previously made. In the case of the sixth Plan Year in the Election Period, the Participant may elect to "diversify" an amount which does not exceed 50% of the number of shares of Company Stock allocated to his Company Stock Account (including for this purpose any shares of Company Stock distributed or withdrawn during the Election Period), less all shares with respect to which an election under this Section 12(a) was previously made. No "diversification" shall be permitted if the balance in a Participant's Company Stock Account as of the last day of the first Plan Year in the Election Period has a Fair Market Value of $500 or less, unless and until the balance in his Company Stock Account as of a subsequent Plan Year in the Election Period exceeds $500.

      4. The first sentence of Section 13(d) is restated, effective as of January 1, 2000, to read as follows:

            If a distribution of a Participant's Capital Accumulation is neither one of a series of annual installments over a period of ten years (or more) nor a hardship withdrawal of "elective deferrals" as described in
      Section 401(k)(2)(IV) of the Code nor the minimum amount required to be distributed pursuant to the second sentence of Section 11(c) (an "eligible rollover distribution"), the Committee shall notify the Participant (or any spouse

                                                                   Exhibit 10.61

      or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code or a qualified annuity plan described in Section 403(a) of the Code that accepts "eligible rollover distributions."

      To record the adoption of this Amendment No. 1, the Company has caused it to be executed this _____ day of December, 2000.

                                             MEADE INSTRUMENTS CORP.

                                             By /s/ Brent W. Christensen
                                                --------------------------------

                                                                   Exhibit 10.61

                             MEADE INSTRUMENTS CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Amendment No. 2 to Amended and Restated Plan

      WHEREAS, Meade Instruments Corp. (the "Company") maintains the Meade Instruments Corp. Employee Stock Ownership Plan (the "Plan") for the benefit of eligible Employees;

      WHEREAS, it is necessary to amend the Plan to conform to certain provisions of the Internal Revenue Code of 1986, as amended by the Taxpayer Relief Act of 1997, the Community Renewal Tax Relief Act of 2000 and the Economic Growth and Tax Relief Reconciliation Act of 2001; and

      WHEREAS, it is desirable to clarify certain existing Plan provisions.

      NOW, THEREFORE, the Plan is hereby amended as follows:

      1. Section 2 is amended by restating the definition of "Compensation" to read as follows, effective as of January 1, 2002:

      Compensation......................    The total wages and other
                                            compensation paid to an Employee by
                                            the Company during each Plan Year,
                                            as reported on the Employee's Tax
                                            and Wage Statement (Form W-2),
                                            including any Elective

                                                                   Exhibit 10.61

                                            Deferrals made on his behalf to the
                                            401(k) Plan, any amounts withheld
                                            pursuant to the Company's Cafeteria
                                            Plan (under Section 125 of the Code)
                                            and any "qualified transportation
                                            benefits" under Section 132(f)(4) of
                                            the Code, but excluding employer
                                            contributions to a plan of deferred
                                            compensation, amounts realized in
                                            connection with stock options,
                                            amounts which receive special tax
                                            benefits, and any amount in excess
                                            of $200,000 (as adjusted
                                            periodically by the Internal Revenue
                                            Service after 2002 for increases in
                                            the cost of living pursuant to
                                            Section 401(a)(17) of the Code).

      2. Section 7(a) is amended by restating the first sentence thereof to read as follows, effective as of January 1, 2002:

            The Annual Additions for each Plan Year with respect to any Participant may not exceed the lesser of:

                  (1)   100% of his Compensation; or

                  (2) $40,000, as adjusted for increases in the cost of living pursuant to Section 415(d)(1)(C) of the Code.

      3. Section 11(b) is amended by restating the last sentence thereof to read as follows, effective as of October 17, 2000:

      If the value of a Participant's Capital Accumulation exceeds $5,000, no portion of his Capital Accumulation may be distributed to him without his written consent before he attains age 62.

                                                                   Exhibit 10.61

      4. Section 13(b) is amended by restating the last sentence thereof to read as follows, effective as of January 1, 1999:

      A deceased Participant's entire Capital Accumulation shall be distributed to his Beneficiary on or before the December 31st of the calendar year that includes the fifth anniversary of his death, except to the extent that distribution has previously commenced in accordance with Section 11(b)(2).

      5. Section 13(d) is restated to read as follows, effective as of January 1, 2002:

            If a distribution of a Participant's Capital Accumulation is neither one of a series of annual installments over a period of ten years (or more), a hardship withdrawal nor the minimum amount required to be distributed pursuant to the second sentence of Section 11(c) (an "eligible rollover distribution"), the Committee shall notify the Participant (or any spouse or former spouse who is his alternate payee under a "qualified domestic relations order" (as defined in Section 414(p) of the Code)) or the Participant's surviving spouse of his right to elect to have the "eligible rollover distribution" paid directly to an "eligible retirement plan" (within the meaning of Section 401(a)(31) of the Code) that is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an annuity contract described in Section 403(b) or an eligible plan described in Section 457(b) of the Code (which is maintained by a state,

                                                                   Exhibit 10.61

      political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state) that accepts "eligible rollover distributions." Any election under this Section 13(d) shall be made and effected in accordance with such rules and procedures as may be established from time to time by the Committee in order to comply with
      Section 401(a)(31) of the Code.

      To record the adoption of this Amendment No. 2 to the Plan, the Company has caused it to be executed this 18th day of December, 2002.

                                                   MEADE INSTRUMENTS CORP.

                                                   By /s/ Brent W. Christensen
                                                      --------------------------
                                                      Brent W. Christensen

                             MEADE INSTRUMENTS CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Amendment No. 3 to Amended and Restated Plan

      WHEREAS, Meade Instruments Corp. (the "Company") maintains the Meade Instruments Corp. Employee Stock Ownership Plan (the "Plan") for the benefit of eligible Employees; and

      WHEREAS, it is necessary to amend the Plan to reflect the final regulations issued under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended.

      NOW, THEREFORE, Section 11(c) is hereby amended by restating the second sentence thereof to read as follows, effective as of January 1, 2003:

      The distribution of the Capital Accumulation of any Participant who attains age 70-1/2 in a calendar year and who either (1) has terminated Service or (2) is a "5% owner" of Company Stock (as defined in Section 416(i)(1)(B)(i) of the Code), must commence not later than April 1st of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2 (as modified by the Section 401(a)(9) Final and Temporary Regulations published in the Federal Register on April 17, 2002).

      To record the adoption of this Amendment No. 3 to the Plan, the Company has caused it to be executed this 15th day of December, 2003.

                                             MEADE INSTRUMENTS CORP.

                                             By /s/ Brent W. Christensen
                                                --------------------------------
                                                Brent W. Christensen

                             MEADE INSTRUMENTS CORP.

                          EMPLOYEE STOCK OWNERSHIP PLAN

                  Amendment No. 4 to Amended and Restated Plan

      WHEREAS, Meade Instruments Corp. (the "Company") maintains the Meade Instruments Corp. Employee Stock Ownership Plan (the "Plan") for the benefit of eligible Employees; and

      WHEREAS, it is desirable to amend the Plan to restrict involuntary distributions to amounts of $1,000 or less so that the Plan may be exempt from the automatic rollover requirement imposed by Section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended, as modified by the Economic Growth and Tax Relief Reconciliation Act of 2001.

      NOW, THEREFORE, Section 11(b) of the Plan is hereby amended by restating the last sentence thereof to read as follows, effective for distributions made after March 27, 2005:

      If the value of a Participant's Capital Accumulation exceeds $1,000, no portion of his Capital Accumulation may be distributed to him without his written consent before he attains age 62.

      To record the adoption of this Amendment No. 4 to the Plan, the Company has caused it to be executed this 16th day of February, 2004.

                                             MEADE INSTRUMENTS CORP.

                                             By /s/ Brent W. Christensen
                                                --------------------------------
                                                Brent W. Christensen

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